UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02(e)        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers

On June 27, 2025, the Board of Directors (the “Board”) of Cloudastructure, Inc. (the “Company”) adopted, subject to stockholder approval, the Cloudastructure, Inc. Amended and Restated 2024 Equity Incentive Plan (the “Plan”). The Plan provides for the grant of a variety of equity-based awards and increases the number of shares available for issuance under the Company’s existing 2024 Stock Option Plan by 2,000,000 shares (from 17,500,000 to 19,500,000). At the Company’s annual meeting of stockholders held on September 5, 2025 (the “Meeting”), the Company’s stockholders approved the Plan.

A summary of the Plan is included under “Proposal 4: Proposal to Approve the Cloudastructure, Inc. Amended and Restated 2024 Equity Incentive Plan” in, and a copy of the Plan was attached as Appendix A to, the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on July 22, 2025.

Item 5.07        Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on September 5, 2025, at which the matters listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on July 22, 2025. The voting results are as follows:

(1)        The following nominee was elected to serve a three-year term on the Company’s Board of Directors by the following votes:

For	Against	Abstain	Broker Non-Votes
Ruba Qashu	4,763,019	158,782	3,243,435

(2)	The appointment of Bush & Associates CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
8,029,820	65,285	70,131	N/A

(3)	The authorization of the issuance of additional shares of Series 2 Convertible Preferred Stock, and shares of Class A common stock issuable upon conversion of such preferred stock, in one or more private placements in excess of 20% of the Company’s outstanding common stock pursuant to a financing transaction entered into with Streeterville Capital, LLC, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
4,623,364	238,822	59,615	3,243,435

(4)	The Cloudastructure, Inc. Amended and Restated 2024 Equity Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
4,585,130	281,658	55,013	3,243,435

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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